UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2026

Houlihan Lokey, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37537	95-2770395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd.,

5th Floor, Los Angeles, California 90067

(Address of Principal Executive Offices) (Zip Code)

310-553-8871

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 13, 2026, Houlihan Lokey, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the potential resale from time to time of (i) some or all of 255,422 shares of the Company’s Class A common stock issuable upon conversion of a like number of shares of the Company’s Class B common stock by the former members of Waller Helms Advisors LLC, an Illinois limited liability company, that the Company acquired in December 2024 (the “Waller Helms Acquisition”), or their pledgees, donees, transferees or other successors in interest (the “Waller Helms Sellers”), consisting of 255,422 shares of Class A common stock issuable upon the conversion of a like number of shares of the Company’s Class B common stock that were issued in December 2024 upon the closing of the Waller Helms Acquisition and on January 20, 2026 upon the attainment of certain post-closing performance targets, and (ii) some or all of 109,656 shares of the Company’s Class A common stock issuable upon conversion of a like number of shares of the Company’s Class B common stock by the former members (the “7MA Sellers”) of 7 Mile Advisors, LLC, a North Carolina limited liability company, that the Company acquired in December 2023 (the “7MA Acquisition”), or their pledgees, donees, transferees or other successors in interest, consisting of (a) 82,353 shares of Class A common stock issuable upon the conversion of a like number of shares of the Company’s Class B common stock that were issued on December 11, 2023 upon the closing of the 7MA Acquisition and on January 27, 2026 upon the attainment of additional post-closing performance targets and (b) 27,303 shares of Class A common stock issuable upon the conversion of a like number of shares of Class B common stock that were issued on December 26, 2025 upon the conversion of a portion of the convertible notes issued to the 7MA Sellers in connection with the 7MA Acquisition. All of the securities being registered for resale pursuant to such prospectus supplement were previously registered for resale under a prior Registration Statement on Form S-3 filed on August 11, 2023 (File No. 333-273952) and various related prospectus supplements. Such prior Registration Statement was replaced by the Registration Statement on Form S-3 filed by the Company on August 10, 2026 (File No. 333-298200).

The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Latham & Watkins LLP, regarding certain Delaware law issues concerning the shares of Class A common stock that may be offered and sold pursuant to the prospectus supplement and the accompanying prospectus.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2026	Houlihan Lokey, Inc.

	By:	/s/ J. Lindsey Alley
	Name:	J. Lindsey Alley
	Position:	Chief Financial Officer